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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 17, 2000 relating to the financial statements of CoorsTek, Inc., which appears in such Registration Statement.


PricewaterhouseCoopers LLP
Denver, Colorado
June 6, 2000